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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):     MAY 31, 2001


                              DVI RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       333-68043               33-0608442
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                              18929
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 488-5000


         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending May 31, 2001, payment date June 11, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DVI Delaware Trust 1998-2
                                            ------------------------------------
                                                  (Registrant)

                                        By: DVI Receivables Corp.
                                            Owner of Trust

Dated:  June 20, 2001                   By: /s/ Steven Garfinkel
                                            ------------------------------------
                                            Steven Garfinkel
                                            Executive Vice President and
                                            Chief Financial Officer


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